AUGUST 18, 2003
                            SUPPLEMENT TO PROSPECTUS
                              DATED AUGUST 1, 2003

                              LARGE CAP GROWTH FUND

                           TOUCHSTONE STRATEGIC TRUST

     The Board of Trustees of Touchstone Strategic Trust (the "Trust") has approved a proposal to reorganize the Touchstone Large Cap Growth Fund by acquiring similar series of The Navellier Performance Funds and The Navellier Millennium Funds (each an "Acquired Fund", collectively the "Acquired Funds") as listed in the table below.

ACQUIRING FUND                               ACQUIRED FUNDS
--------------                               --------------

TOUCHSTONE STRATEGIC TRUST -                 THE NAVELLIER PERFORMANCE FUNDS -
Large Cap Growth Fund                        Large Cap Growth Portfolio; and
                                             THE NAVELLIER MILLENNIUM FUNDS -
                                             Large Cap Growth Portfolio

     If the shareholders of the Acquired Funds approve the reorganization proposal, each Acquired Fund will liquidate by transferring substantially all of its assets to the Touchstone Large Cap Growth Fund and Touchstone Large Cap Growth Fund will assume and publish the performance history of the Large Cap Growth Portfolio of The Navellier Performance Funds. Shareholders of record of each Acquired Fund as of July 31, 2003 are scheduled to vote on the proposals at a special joint meeting of shareholders to be held on September 19, 2003. Shareholders of each Acquired Fund will be mailed information detailing the respective reorganization proposal on or about August 21, 2003.

     The Board of Trustees has approved changes to the investment strategy and sub-advisor of the Touchstone Large Cap Growth Fund to be effective as of the proposed reorganization. The changes to the investment strategy, risks and sub-advisor are summarized below:

CURRENT STRATEGY                             NEW STRATEGY
----------------                             ------------

Diversified  investment company              Non-diversified  investment company
which, with respect to 75% of its
assets, may only invest up to 5% of
assets in any one company
                                             NEW RISK
                                             --------

                                             Because a non-diversified
                                             investment company may hold a
                                             significant percentage of its
                                             assets in the securities of one
                                             company, it may be more sensitive
                                             to market changes than a
                                             diversified investment company.

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CURRENT STRATEGY                                     NEW STRATEGY
----------------                                     ------------

The sub-advisor uses a database of           The sub-advisor uses a proprietary
stocks from which to choose                  computer model to calculate and
companies and then performs a                analyze a "reward/risk  ratio." The
detailed fundamental analysis on             reward/risk ratio is designed to
the companies that pass the initial          identify stocks with above average
screening.                                   market returns and risk levels
                                             which are reasonable for higher
                                             return rates. The sub-advisor's
                                             research team then applies two or
                                             more sets of criteria to identify
                                             the most attractive stocks.Examples
                                             of these criteria include earnings
                                             growth, profit margins, reasonable
                                             price/earnings ratios based on
                                             expected future earnings, and
                                             various other fundamental criteria.

Invests 80% of assets in companies           Invests 80% of assets in companies
with market capitalization over $10          with market capitalization over $5
billion ("large cap companies")              billion ("large cap companies")

CURRENT SUB-ADVISOR                          NEW SUB-ADVISOR
-------------------                          ---------------

Fort Washington Investment Advisors, Inc.    Navellier Management, Inc.
420 East Fourth Street                       One East Liberty, Third Floor
Cincinnati, Ohio 45202                       Reno, Nevada 89501

     The Touchstone Large Cap Growth Fund's shareholders of record as of JULY 31, 2003 will be asked to vote on the change in diversification policy at an August 22, 2003 shareholder meeting. The other changes in investment strategy and the change in sub-advisor do not require shareholder approval.